UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006

EVANS & SUTHERLAND COMPUTER CORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-14677	87-0278175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Komas Drive

Salt Lake City, Utah 84108

(Address of Principal Executive Offices)

(801) 588-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certifying Accountant.

(a)           (i)            On October 5, 2006, the Audit Committee and the Board of Directors of Evans & Sutherland Computer Corporation (the “Registrant”) dismissed KPMG, LLP (“KPMG”) as the principal accountants for the Registrant.

(ii)           The reports of KPMG on the Registrant’s consolidated financial statements as of and for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2005 and 2004 contained a separate paragraph stating “as discussed in Note 3, the consolidated financial statements as of December 31, 2004 and for each of the years ended December 31, 2004 and 2003 have been restated.”

(iii)          The decision to change principal accountants was approved by the Audit Committee and the Board of Directors of the Registrant.

(iv)          In connection with the audits of the two fiscal years ended December 31, 2005, and the subsequent interim period through October 5, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement.

(v)           In connection with the audits of the two fiscal years ended December 31, 2005, and the subsequent interim period through October 5, 2006, there have been no reportable events described under Item 304(a)(1)(v) of Regulation S-K, except that, as reported in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, the Registrant identified a material weakness in internal control over financial reporting related to its accounting for leases.

(b)           On October 9, 2006, the Registrant engaged the registered public accounting firm of Tanner LC (“Tanner”) as its new principal accountants, effective immediately.  The Registrant has not consulted with Tanner during its fiscal years ended December 31, 2005 and 2004 or the subsequent interim period through October 9, 2006 regarding a reportable event as described under item 304(a)(1)(v) of Regulation S-K or the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion Tanner might render on the Registrant’s financial statements or regarding any of the matters described in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

(c)           The Registrant has provided KPMG with a copy of the foregoing disclosure and requested that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant herein.  A copy of KPMG’s letter, dated October 12, 2006 is filed herewith and is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Change in Registrant’s Certifying Accountant.

(d)           Exhibits

16.1         Letter from KPMG, LLP to the United States Securities and Exchange Commission dated October 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 12, 2006

Evans & Sutherland Computer Corporation

By:	/s/ Paul L. Dailey
Paul L. Dailey
Acting Chief Financial Officer

Exhibit Index

Exhibit 16.1.                                                   Letter from KPMG, LLP to the United States Securities and Exchange Commission dated October 12, 2006.